Exhibit 10.1

EXECUTION VERSION

ACCESSION NO. 1 TO CREDIT AGREEMENT

THIS ACCESSION AGREEMENT is made and entered into this 6th day of June, 2016, by and among V.F. CORPORATION, a Pennsylvania corporation (the “Company”), VF INVESTMENTS S.À R.L., a Subsidiary organized in Luxembourg, VF ENTERPRISES S.À R.L., a Subsidiary organized in Luxembourg, VF EUROPE B.V.B.A., a Subsidiary organized in Belgium, VF INTERNATIONAL SAGL, a Subsidiary organized in Switzerland, the other Borrowing Subsidiaries from time to time party to the Agreement (as defined below) (together with VF Investments S.À R.L., VF Enterprises S.À R.L., VF Europe B.V.B.A. and VF Internationl SAGL, the “Borrowing Subsidiaries”; the Company and the Borrowing Subsidiaries are collectively the “Borrowers”), the Lenders from time to time party to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. as Administrative Agent (the “Administrative Agent”) and the Lenders and other financial institutions party hereto (the “Increasing Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into a Five-Year Revolving Credit Agreement dated April 14, 2015 (the “Agreement”) pursuant to which the Lenders have agreed to make revolving loans to the Borrowers in the principal amount of up to $1,750,000,000 (which may be increased pursuant to Section 2.08(d) of the Agreement up to $500,000,000 during the term of the Agreement); and

WHEREAS, the Increasing Lenders have agreed, pursuant to Section 2.08(d) of the Agreement, to increase their Global Tranche Commitments by a cumulative amount of $500,000,000, thereby increasing the then applicable aggregate Global Tranche Commitments to $2,250,000,000 and the then applicable aggregate Commitments to $2,250,000,000, and the parties hereto desire to amend the Agreement in accordance with Section 2.08(d) in the manner herein set forth, effective as of the date hereof;

NOW, THEREFORE, the Borrowers, the Administrative Agent and the Increasing Lenders do hereby agree as follows:

(i) Definitions. The term “Agreement” as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

(ii) Amendment to Schedule 2.01. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, by deleting Schedule 2.01 thereto and inserting in lieu thereof Schedule 2.01 attached hereto, and the Increasing Lenders agree by the execution of this Accession Agreement that they shall provide to the applicable Borrowers their Global Tranche Commitments. Schedule 2.01 attached hereto shall be unchanged from Schedule 2.01 to the Agreement as in effect immediately prior to the effectiveness hereof with respect to the Commitment of each Lender that is not an Increasing Lender.

EXECUTION VERSION

(iii) Amendments to Section 1.01.

(a) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by inserting in clause (d) thereof immediately following the words “subject of a Bankruptcy Event” the words “or a Bail-In Action”.

(b) The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is amended by replacing the reference to “the Federal Funds Effective Rate” in clause (b) thereof with a reference to “the NYFRB Rate”.

(c) The definition of “Federal Funds Effective Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

(d) The following new definitions are inserted in Section 1.01 of the Credit Agreement in their proper alphabetical positions:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at at 11:00 a.m., New York City time, on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(iv) Amendment to Article XI. Article XI of the Credit Agreement is hereby amended by adding the following new Section 11.18:

“SECTION 11.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any related agreement, arrangement or understanding among the parties hereto (collectively, the “Credit Documents”), each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(v) Representations and Warranties. The Company hereby certifies that:

(a) The representations and warranties made by the Company in Article V of the Agreement are true on and as of the date hereof except that the financial statements referred to in Section 5.04 shall be those most recently furnished to each Lender pursuant to Section 6.01(a) and (b);

(b) There has been no Material Adverse Effect;

(c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of any Borrower under the Agreement either immediately or with the lapse of time or the giving of notice, or both.

(vi) Conditions. As a condition to the effectiveness of this Accession Agreement, each of the following conditions precedent shall have been satisfied:

(a) The Company shall deliver, or cause to be delivered to the Administrative Agent: four (4) counterparts of this Accession Agreement executed by the Borrowers and the Increasing Lenders, and, if requested, a fully executed Note payable to each requesting Increasing Lender.

(b) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Accession Agreement and, to the extent invoiced, all fees, charges and disbursements of counsel to the Administrative Agent required to be reimbursed or paid by the Company or any Borrowing Subsidiary under the Credit Agreement.

(vii) Increasing Lenders. Upon the effectiveness of this Accession Agreement, each Increasing Lender, if not a Lender prior to the effectiveness of this Accession Agreement, shall be a party to the Agreement and have the rights and obligations of a Lender thereunder.

(viii) Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of the Borrowers to enter into the transactions contemplated by this Accession Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

(ix) Entire Agreement. This Accession Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Accession Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Accession Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the Agreement.

(x) Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

(xi) Miscellaneous Provisions. The provisions of Sections 1.03 (Rules of Interpretation), 11.07 (Counterparts) and 11.12 (Governing Law; Waiver of Jury Trail) of the Credit Agreement shall apply with like effect to this Accession Agreement.

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Accession Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

V.F. CORPORATION,

by
/s/ Eric C. Wiseman
Name: Eric C. Wiseman Title: Chairman and CEO
by
/s/ Patrick J. Guido
Name: Patrick J. Guido Title: Vice President – Treasurer

VF INVESTMENTS S.À R.L.,

by
/s/ Ryan K. Smith
Name: Ryan K. Smith Title: Manager B

VF ENTERPRISES S.À R.L.,

by
/s/ Ryan K. Smith
Name: Ryan K. Smith Title: Director

[Signature Page to Amendment]

VF EUROPE B.V.B.A.,

by
/s/ Ryan K. Smith
Name: Ryan K. Smith Title: Director

VF INTERNATIONAL SÀGL,

by
/s/ Ryan K. Smith
Name: Ryan K. Smith Title: Director

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ James A. Knight
Name: James A. Knight Title: Executive Director

[Signature Page to Amendment]

SIGNATURE PAGE TO VF CORPORATION

ACCESSION NO. 1 UNDER

FIVE-YEAR REVOLVING CREDIT

FACILITY AGREEMENT

Name of Increasing Lender:

Bank of America, N.A.

by
/s/ Carlos J. Medina
Name: Carlos J. Medina Title: Vice President

[Signature Page to Amendment]

Name of Increasing Lender:

Wells Fargo Bank, National Association

by
/s/ Ekta Patel
Name: Ekta Patel Title: Director

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

HSBC Bank USA, National Association

by
/s/ Alan Vitulick
Name: Alan Vitulick Title: Director

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

U.S. Bank National Association

by
/s/ Mark D. Rodgers
Name: Mark D. Rodgers Title: Vice President

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

Barclays Bank PLC

by
/s/ Marguerite Sutton
Name: Marguerite Sutton Title: Vice President

[Signature Page to Amendment]

Name of Increasing Lender:

CITIBANK, N.A.

by
/s/ Piyush Choudhary
Name: Piyush Choudhary Title: Vice President

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

ING Bank N.V., Dublin Branch.

by
/s/ Barry Fehily
Name: Barry Fehily Title: Country Manager

by
/s/ Sean Hassett
Name: Sean Hassett Title: Director

[Signature Page to Amendment]

Name of Increasing Lender:

PNC BANK, NATIONAL ASSOCIATION

by
/s/ Jessica F. Sidhom
Name: Jessica Sidhom Title: Managing Director

[Signature Page to Amendment]

Name of Increasing Lender:

TD Bank, N.A.

by
/s/ Matt Waszmer
Name: Matt Waszmer Title: Senior Vice President

[Signature Page to Amendment]

Name of Increasing Lender:

SUNTRUST BANK

by
/s/ James Ford
Name: James Ford Title: Managing Director

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

UniCredit Bank AG, New York Branch

by
/s/ Kimberly Sousa
Name: Kimberly Sousa Title: Managing Director

For any Increasing Lender requiring a second signature line:

by
/s/ Elaine Tung
Name: Elaine Tung Title: Director

[Signature Page to Amendment]

Name of Increasing Lender:

BANCO SANTANDER, S.A.

by
/s/ Federico Robin
Name: Federico Robin Title: Executive Director

For any Increasing Lender requiring a second signature line:

by
/s/ Paloma Garcia Castro
Name: Paloma Garcia Castro Title: Associate

[Signature Page to Amendment]

Name of Increasing Lender:

GOLDMAN SACHS BANK USA

by
/s/ Rebecca Kratz
Name: Rebecca Kratz Title: Authorized Signatory

[Signature Page to Amendment]

Name of Increasing Lender:

Mizuho Bank, Ltd.

by
/s/ Davis Lim
Name: David Lim Title: Authorized Signatory

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

THE BANK OF NEW YORK MELLON

by
/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani Title: Vice President

[Signature Page to Amendment]

Name of Increasing Lender:

Branch Banking & Trust Company

by
/s/ Kelly Attayek
Name: Kelly Attayek Title: Assistant Vice President

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Name of Increasing Lender:

BNP Paribas

by
/s/ Michael Hoffman
Name: Michael Hoffman Title: Director

For any Increasing Lender requiring a second signature line:

by
/s/ Eric Slear
Name: Eric Slear Title: Director

[Signature Page to Amendment]

Name of Increasing Lender:

Credit Suisse AG, Cayman Islands Branch

by
/s/ Robert Hetu
Name: Robert Hetu Title: Authorized Signatory

For any Increasing Lender requiring a second signature line:

by
/s/ Lingzi Huang
Name: Lingzi Huang Title: Authorized Signatory

[Signature Page to Amendment]

Name of Increasing Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by
/s/ Robert Allan
Name: Robert Allan Title: Managing Director

For any Increasing Lender requiring a second signature line:

by

Name: Title:

[Signature Page to Amendment]

Schedule 2.01

Commitments

Lender	US Tranche Commitment	Global Tranche Commitment
JPMorgan Chase Bank, N.A.	$0	$190,000,000.00
Bank of America, N.A.	$0	$190,000,000.00
Wells Fargo Bank, National Association	$0	$190,000,000.00
HSBC Bank USA, National Association	$0	$190,000,000.00
U.S. Bank National Association	$0	$190,000,000.00
Barclays Bank PLC	$0	$120,000,000.00
Citibank N.A.	$0	$120,000,000.00
ING Bank N.A., Dublin Branch	$0	$120,000,000.00
PNC Bank, National Association	$0	$120,000,000.00
TD Bank N.A.	$0	$120,000,000.00
SunTrust Bank	$0	$85,000,000.00
UniCredit Bank AG, New York Branch	$0	$85,000,000.00
Banco Santander, S.A.	$0	$85,000,000.00
Goldman Sachs Bank USA	$0	$85,000,000.00
Mizuho Bank, Ltd.	$0	$60,000,000.00
The Bank of New York Mellon	$0	$60,000,000.00
Branch Banking and Trust Company	$0	$60,000,000.00
BNP Paribas	$0	$60,000,000.00
Credit Suisse AG	$0	$60,000,000.00
Morgan Stanley Bank, N.A.	$0	$37,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, LTD.	$0	$22,500,000.00

Total	$0	$2,250,000,000.00